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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 28, 1996

                           CoreStates Financial Corp
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              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)


               Pennsylvania         0-6879          23-1899716
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               (STATE OR OTHER      (COMMISSION   IRS EMPLOYEE
               JURISDICTION OF      FILE NUMBER)  IDENTIFICATION NO.)
               INCORPORATION)

                    Centre Square West, 1500 Market Street
                   Philadelphia, Pennsylvania               19101
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)


          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (215) 973-7488
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        (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.
         -------------


The sale of eleven former Meridian Bank branches in Berks and Lebanon counties in Southeastern Pennsylvania by CoreStates Financial Corp to Commonwealth Savings Bank has been completed. The sale was necessary to complete CoreStates Financial Corp's acquisition of Meridian Bancorp, Inc. and was based on an agreement between CoreStates Financial Corp, the U.S. Department of Justice and the Office of the Attorney General for the Commonwealth of Pennsylvania.



                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CORESTATES FINANCIAL CORP
                                              (Registrant)



                                       By /s/David T. Walker
                                          -------------------------
                                          David T. Walker
                                          Senior Vice President and
                                          Counsel

Dated: July 16, 1996
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